UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 11, 2005
                                                       (October 11, 2005)

                               Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                  Connecticut
                 (State or other jurisdiction of incorporation)

                 0-1093                                     06-0613548
        (Commission File Number)                          (IRS Employer
                                                       Identification No.)

        1332 Blue Hills Avenue,
        Bloomfield, Connecticut                               06002
(Address of principal executive offices)                    (Zip Code)

                                 (860) 243-7100
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   Other Events.

         On October 11, 2005, the Company announced that its proposed recapitalization has been approved by holders of its Class A and Class B common stock, each voting separately as a class. The Company also announced that holders of its Class B common stock have approved an amendment to the Company's certificate of incorporation that is intended to enhance the ability of the board of directors to take actions in the longer term interests of the Company and its shareholders.

         As previously announced, on September 19, 2005, Mason Capital, Ltd. brought a lawsuit in federal district court in Hartford, Connecticut against the Company and members of the Kaman family seeking, among other relief, to enjoin the proposed recapitalization unless and until the proposed recapitalization is approved by two "super-majority votes," one vote of 80% of the holders of the Company's Class B common stock, and a second, separate vote of two-thirds of the disinterested holders of the Company's Class B common stock. A hearing on the issues was held on October 7, 2005 and further submissions to the Court are due by Monday, October 17, 2005.

         The Company has agreed to wait to close the recapitalization until the Court issues a decision in the matter and the other certificate of incorporation amendment proposal will not be implemented unless and until the recapitalization is effected.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Further detail on the proposed recapitalization and recapitalization agreement can be found in the recapitalization agreement, which was filed as
Exhibit 2.1 to a Form 8-K filed by the Company on June 8, 2005, the proxy statement, which was filed on September 2, 2005 and mailed to shareholders shortly thereafter and the prospectus supplement, which was filed on September 30, 2005 and mailed to shareholders shortly thereafter.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1    Press Release, dated October 11, 2005

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:  /s/ Robert M. Garneau
                                                  ______________________________
                                                  Robert M. Garneau
                                                  Executive Vice President and
                                                  Chief Financial Officer


Dated: October 11, 2005

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                               INDEX TO EXHIBITS

Exhibit 99.1      Press Release, dated October 11, 2005